Exhibit 10.40.10

AMENDMENT NO. 10

TO THE

UNIFIED GROCERS, INC.

SHELTERED SAVINGS PLAN

Unified Grocers, Inc. (the “Company”) hereby amends the above-named plan (the “Plan”), effective as of August 31, 1997, as follows:

1. Section 3.8(a)(i) of the Plan is hereby amended in its entirety to read as follows:

“(i) The amount of Elective Contributions made in any Plan Year on behalf of all Highly Compensated Employees shall not result in an Actual Deferral Percentage for such Highly Compensated Employees that exceeds the greater of:

(A) the Actual Deferral Percentage for all Non-Highly Compensated Employees for the current Plan Year, multiplied by 1.25; or

(B) the Actual Deferral Percentage for all Non-Highly Compensated Employees for the current Plan Year, multiplied by two, provided that the Actual Deferral Percentage for all Highly Compensated Employees does not exceed the Actual Deferral Percentage for all Non-Highly Compensated Employees for the current Plan Year by more than two percentage points.”

2. Sections 3.8(a)(iv) and (v) (and any successors to them) of the Plan are hereby deleted.

3. Section 3.9(a)(i) of the Plan is hereby amended in its entirety to read as follows:

“(i) The ‘Actual Contribution Percentage’ for eligible Participants in any Plan Year who are all Highly Compensated Employees shall not exceed the greater of:

(A) the Actual Contribution Percentage for all eligible Participants who are Non-Highly Compensated Employees for the current Plan Year, multiplied by 1.25; or

(B) the Actual Contribution Percentage for all eligible Participants who are Non-Highly Compensated Employees for the current Plan Year, multiplied by two, provided that the Actual Contribution Percentage for all eligible Participants who are Highly Compensated Employees does not exceed the Actual Contribution Percentage for all Participants who are Non-Highly Compensated Employees for the current Plan Year by more than two percentage points.”

4. Sections 3.9(a)(ii) and (iii) (and any successors to them) of the Plan are hereby deleted.

* * * * *

The Company has caused this Amendment No. 10 to be signed on the date indicated below, to be effective as indicated above.

“Company”

UNIFIED GROCERS, INC.

Dated: May 10, 2010	By:	/s/ ROBERT M. LING, JR.
	Its:	Executive Vice President & General Counsel

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